UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 24, 2003

STONE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

                                      Delaware                                         1-12074                              72-1235413
                        (State or Other Jurisdiction                  (Commission File                    (I.R.S. Employer
                                of Incorporation)                                  Number)                           Identification No.)

                              625 E. Kaliste Saloom Road                                                                        70508
                                    Lafayette, Louisiana                                                                             (Zip Code)
                   (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (337) 237-0410

Item 7.   FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(c)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated September 24, 2003, "Stone Energy Corporation Updates 2003 Production"

Item 9.   REGULATION FD DISCLOSURE

        The registrant issued a press release dated September 24, 2003, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

        In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Stone Energy Corporation has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

STONE ENERGY CORPORATION

Date: September 25, 2003	By: /s/ James H. Prince
James H. Prince Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated September 24, 2003, "Stone Energy Corporation Updates 2003 Production"